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The Equitable Life Assurance Society of the United States

Variable Life Insurance Policies

Paramount Life                 Incentive Life 2000
IL Protector                   Champion 2000
IL COLI                        Incentive Life
IL COLI '04                    Survivorship Incentive Life
Incentive Life Plus            Incentive Life '02
Survivorship 2000              Survivorship Incentive Life '02

PROSPECTUS SUPPLEMENT DATED AUGUST 10, 2004:
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This supplement updates certain information in the most recent Prospectus that you received for your Equitable variable life insurance policy listed above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION

As described in your Prospectus, your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option ("GIO") during certain time periods (the "GIO Transfer Period"). See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through March 31, 2005, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through March 31 2005), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer over the telephone by calling 1-888-855-5100 or via the Internet by visiting our website www.equitable.com and enrolling in EQAccess. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern) on March 31, 2005, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.








           The Equitable Life Assurance Society of the United States
                           1290 Avenue of the Americas
                               New York, NY 10104





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